UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2006

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2006, certain subsidiaries of SMTC Corporation entered into a Letter Agreement (the “US Letter Agreement”) with Wachovia Capital Finance Corporation (Central) (“Wachovia”) with respect to the Loan Agreement dated as of June 1, 2004 by and among Wachovia (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc., as amended by the Original Amending Agreement dated March 10, 2005, as further amended by the First Amending Agreement dated March 31, 2005, as further amended by the Second Amending Agreement dated August 17, 2005 and as further amended by the Third Amending Agreement dated June 12, 2006 (the “US Loan Agreement”). The US Letter Agreement extends the Renewal Date of the US Loan Agreement to October 15, 2007.

On August 2, 2006, SMTC Manufacturing Corporation of Canada entered into a Letter Agreement (the “Canadian Letter Agreement”) with Wachovia Capital Finance Corporation (Canada) (“Wachovia Canada”) with respect to the Loan Agreement dated as of June 1, 2004 by and between Wachovia Canada (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada, as amended by the Original Amending Agreement dated March 10, 2005, as further amended by the First Amending Agreement dated March 31, 2005, as further amended by the Second Amending Agreement dated August 17, 2005 and as further amended by the Third Amending Agreement dated June 12, 2006 (the “Canadian Loan Agreement”). The Canadian Letter Agreement extends the Renewal Date of the Canadian Loan Agreement to October 15, 2007.

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2006, SMTC Corporation issued a press release announcing its financial results for its second quarter ended July 2, 2006, a copy of which is attached as Exhibit 99.3 to this Current Report and incorporated herein by reference.

On August 3, 2006, SMTC Corporation held a teleconference announcing its financial results for its second quarter ended July 2, 2006. A transcript of this teleconference is attached as Exhibit 99.4 to this Current Report and incorporated herein by reference.

The information in Item 2.02 of this Form 8-K, including the accompanying Exhibit Numbers 99.3 and 99.4, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Letter Agreement effective as of August 2, 2006 by and among Wachovia Capital Finance Corporation (Central) (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	Letter Agreement effective as of August 2, 2006 by and between Wachovia Capital Finance Corporation (Canada) (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada.

99.3	Press Release of SMTC Corporation dated August 3, 2006.

99.4	Transcript of SMTC Corporation’s second quarter 2006 results teleconference held August 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: August 8, 2006	By:	/s/ Jane Todd
	Name:	Jane Todd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter Agreement effective as of August 2, 2006 by and among Wachovia Capital Finance Corporation (Central) (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	Letter Agreement effective as of August 2, 2006 by and between Wachovia Capital Finance Corporation (Canada) (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada.

99.3	Press Release of SMTC Corporation dated August 3, 2006.

99.4	Transcript of SMTC Corporation’s second quarter 2006 results teleconference held August 3, 2006.